SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

Money Market Obligations Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)

and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

_______________________________________________________________

2) Form, Schedule or Registration Statement No.:

_______________________________________________________________

3) Filing Party:

_______________________________________________________________

4) Date Filed:

_______________________________________________________________

Proxy Statement - Please Vote Today!
Federated Institutional Tax-Free Cash Trust
A Portfolio of Money Market Obligations Trust
TIME IS OF THE ESSENCE. VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP US AVOID ADDITIONAL EXPENSE.
Federated Institutional Tax-Free Cash Trust (the “Fund”), a portfolio of Money Market Obligations Trust (the “Trust”), will hold a special meeting of shareholders of the Fund on July 26, 2016. Please refer to the enclosed Proxy Statement as well as the highlighted information below for details on the proposal. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issues.
Following is an introduction to the process and the proposal.
Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Proxy Statement. You have a right to vote on this change.
What is the proposal?
There is one proposal:
To approve an amendment to the Fund's fundamental “names rule” investment policy (the “Names Rule Policy”). More specifically, a fund with “Tax Free” or a similar description, such as “Tax-Exempt,” in its name must adopt a fundamental policy to, under normal circumstances, either (1) invest at least 80% of the value of its assets in investments that generate tax-exempt income; or (2) invest its assets so that at least 80% of the income the fund distributes is tax-exempt. The Fund's current Names Rule Policy follows the latter approach and states:
“The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. So long as the Fund's name includes the words “tax-free,” the Fund will invest its assets so that at least 80% of the income it distributes will be exempt from federal income tax. These policies may not be changed without shareholder approval.”
The Fund's proposed Names Rule Policy would follow the other permissible approach and would state:
“Under normal circumstances, the Fund will invest its assets so that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in securities the income of which will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.”
Why are the Trustees recommending amendments to the Fund's fundamental investment policy?
The Board of Trustees of the Trust (the “Board”) has approved the proposed amendment to the Fund's Names Rule Policy and is recommending that shareholders approve the amendment.
As part of its deliberation, the Board considered that Federated Investment Management Company (“Federated”), had reviewed both the Fund's Names Rule Policy and those of certain peer funds and determined to approve the proposed amendment because, among other things, the change will (1) provide the Fund with greater flexibility with respect to investing its portfolio in accordance with the Fund's investment strategy; and (2) more closely align the Fund's Names Rule Policy with those of other similar money market funds in the industry.

How do I vote my shares?
There are several ways in which you can cast your vote:
•	Online – Use the web address on the ballot;
•	Telephone – Use the toll-free telephone number on the ballot;
•	Mail – Complete and return the ballot in the enclosed postage paid envelope; or
•	In Person at the July 26, 2016 meeting.
If you:
Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote!
After careful consideration, the Board has unanimously approved the proposal.
The Board of recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED INSTITUTIONAL TAX-FREE CASH TRUST
A Portfolio of Money Market Obligations Trust
4000 Ericsson Drive
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 26, 2016
A Special Meeting of the shareholders of Federated Institutional Tax-Free Cash Trust (the “Fund”), a portfolio of Money Market Obligations Trust (the “Trust”), has been called and will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania at 10:00 a.m. (Eastern time) on July 26, 2016, for the following purpose:
1.	To approve an amendment to the Fund's fundamental “names rule” investment policy to require that, under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus the amount of any borrowings for investment purposes) are invested in securities the income of which will be exempt from federal regular income tax.
Any such vote in FAVOR or AGAINST the proposal will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Special Meeting.
The Proxy Statement accompanying this notice contains more complete information regarding the matter to be acted upon at the Special Meeting.
The Board of Trustees has fixed May 27, 2016 as the record date for determination of shareholders entitled to vote at the Special Meeting.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
June 6, 2016
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
FEDERATED INSTITUTIONAL TAX-FREE CASH TRUST
A Portfolio of Money Market Obligations Trust
4000 Ericsson Drive
Warrendale, PA 15086-7561
1-800-341-7400
FederatedInvestors.com
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Trustees (“Board”) of Money Market Obligations Trust (the “Trust”), on behalf of its portfolio Federated Institutional Tax-Free Cash Trust (the “Fund”). The proxy will be voted at the special meeting of shareholders of the Fund to be held on July 26, 2016. The meeting will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania at 10:00 a.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).
The Board unanimously approved the proposed change to the Fund's fundamental investment policy specified in the enclosed proxy. This change is subject to shareholder approval. The purpose of the Special Meeting is set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The Board unanimously recommends that you vote “FOR” the proposal to approve an amendment to the Fund's fundamental “names rule” investment policy. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about June 13, 2016 to shareholders of record at the close of business on May 27, 2016 (the “Record Date”). On the Record Date, the Fund had outstanding [______] shares of beneficial interest, each share being entitled to one vote and fractional shares having proportionate voting rights.
The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the delivery by mail, e-mail or via the Internet of this Proxy Statement and the accompanying proxy card. Proxies may also be solicited by officers, employees and agents of the Trust. In addition, Federated Shareholder Services Company, an affiliate of the Federated Investment Management Company, the Fund's investment adviser (the “Adviser”), has entered into a contract with Broadridge Financial Solutions, Inc. 1981 Marcus Avenue, Lake Success, NY 11042 (“Broadridge”), pursuant to which Broadridge will provide certain project management, tabulation, telephone solicitation, and internet and telephonic voting services in addition to mailing the proxy statement. The estimated amount paid to Broadridge for such services is $14,625. Any telephone solicitations will follow required procedures designed to ensure accuracy and to prevent fraud, including identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. However, based on the Fund's current fee waivers, it is anticipated that the Adviser and its affiliates may bear some of the proxy costs. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The Fund's most recent Prospectus and Statement of Additional Information, each dated February 29, 2016, as amended, and the annual report, which includes audited financial statements for the fiscal year ended October 31, 2015, were previously mailed to shareholders. If you have not received these documents, or would like to receive additional copies, free of charge, please write the Trust at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or call the Trust at 1-800-341-7400 or visit the Fund's website at the address above. The Trust is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith files reports and other information with the Securities and Exchange Commission (“SEC”). Reports, proxy and information statements, and other information filed by the Trust, on behalf of the Fund, also can be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates by contacting the SEC by email at publicinfor@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on July 26, 2016: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
SUMMARY
The following is a summary of certain information contained elsewhere in this Proxy Statement. This summary is qualified in its entirety by reference to information contained elsewhere in this Proxy Statement or incorporated by reference into this Proxy Statement.
Purpose of the Meeting	The purpose of the meeting is to consider an amendment to the Fund's fundamental “names rule” investment policy.
Required Vote	The favorable vote of a majority of the outstanding voting shares of the Fund is required to approve each of the proposals. Under both the Investment Company Act of 1940 and the Fund's Declaration of Trust, the favorable vote of a “majority of the outstanding voting shares” of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.
How to Vote	Shareholders may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting. Shareholders can obtain directions to the meeting by calling the Trust at 1-800-341-7400.

Section 8(b) of the 1940 Act requires investment companies such as the Fund to adopt certain specific investment policies, including investment limitations, which can be changed only by a shareholder vote. An investment company may also elect to designate other investment policies, including investment limitations, which may be changed only by shareholder vote. The proposal involves an amendment to the Fund's fundamental “names rule” investment policy (the “Names Rule Policy”).
PROPOSAL 1
APPROVAL OF AN AMENDMENT TO THE FUND'S FUNDAMENTAL “NAMES RULE” INVESTMENT POLICY
Rule 35d-1 under the 1940 Act requires a fund with “Tax-Free” or a similar description, such as “Tax-Exempt” in its name to adopt a fundamental policy that meets one of two tests. Specifically, a fund must either adopt a fundamental policy to, under normal circumstances, (i) invest at least 80% of the value of its assets in investments that generate tax-exempt income (the “Assets Test”); or (ii) invest its assets so that at least 80% of the income the fund distributes is tax-exempt (the “Income Test”). Rule 35d-1 defines “Assets” to mean “net assets, plus the amount of any borrowings for investment purposes.”
Shareholders are being asked to approve an amendment to the Fund's current Names Rule Policy. The Fund's Names Rule Policy currently follows the Income Test and states that:
The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. So long as the Fund's name includes the words “tax-free,” the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal income tax. These policies may not be changed without shareholder approval.
It is being proposed that, upon approval by the Fund's shareholders, the Fund's Names Rule Policy will follow the Assets Test and state that:
Under normal circumstances, the Fund will invest its assets so that at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in securities the income of which will be exempt from federal regular income tax. This policy may not be changed without shareholder approval. The Board, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), unanimously approved and now recommends that shareholders of the Fund approve the proposed amendment to the Fund's Names Rule Policy. As part of its deliberation, in determining to approve the proposed amendment to the Fund's Names Rule Policy, the Board considered, among other matters, the following information:
•	The Fund's Names Rule Policy currently follows the Income Test and if the proposed amendment is implemented, the Fund's Names Rule Policy will change to the Assets Test.
•	Beginning on November 16, 2015, the Fund voluntarily transitioned its portfolio and now fully invests only in securities maturing in 7 days or less (“7-day strategy”). Recently, there has been a reduction in the supply of investable short-term municipal securities, resulting in lower yields on such tax-free securities as compared to their taxable counterparts. These developments have placed a significant limitation on the supply of the securities in which the Fund may invest while still complying with its current Names Rule Policy.
•	Changing from the Income Test to the Assets Test is expected to provide the Fund with greater flexibility to purchase securities and implement its 7-day strategy, which will enhance the Adviser's ability to manage the Fund's portfolio. In this regard, it is currently anticipated that transitioning to utilize the Assets Test will permit the Fund to invest a greater percentage of its assets in securities the income of which will not be exempt from federal regular income tax, subject to applicable limitations imposed by the 1940 Act and the investment objectives, strategies and other policies/restrictions stated in the Fund's current Prospectus and/or Statement of Additional Information (“SAI”).
The Board considered additional potential impacts of the change to the Fund's Names Rule Policy, particularly with regard to risk, disclosure, and policies and procedures. The Board was informed that the Adviser believes any additional investment risks associated with the proposed amendment to the Fund's Names Rule Policy are appropriately disclosed in the Fund's current Prospectus and/or SAI. The Board considered that the Adviser concluded that the proposed amendment would be in the best interest of the Fund and its shareholders because, among other things, such change will (1) provide the Fund with greater flexibility with respect to investing its portfolio in accordance with the Fund's investment strategy; and (2) more closely align the Fund's Names Rule Policy with those of other similar money market funds in the industry.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

INFORMATION ABOUT THE TRUST
Proxies, Quorum and Voting at the Special Meeting
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate voting rights. Shareholders may vote via the Internet, or by telephone, by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting.
Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.
In order to hold the Special Meeting, a “quorum” of shareholders must be present. Holders of one-fourth of the total number of shares of all classes entitled to vote at the meeting, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal. Under both the 1940 Act and the Fund's Declaration of Trust, the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve the proposal.
For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.
Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.
In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require a majority of the votes cast and entitled to vote thereon at the session of the Special Meeting to be adjourned. Any such vote in FAVOR or AGAINST the proposals will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any adjournment of the Special Meeting. Abstentions and broker non-votes are not counted as votes cast on the question of adjournment.
Federated's Investment in and Contributions to the Fund
Federated Investors, Inc., or one of its subsidiaries (referred to herein as “Federated” for purposes of this discussion) may invest in the Fund prior to the Record Date (the “Federated Investment”) to become up to a 50% shareholder of the Fund and to ensure that a quorum can be achieved for the Special Meeting and that 50% of outstanding voting shares will be present and available for a majority vote. Obtaining the required quorum and having a sufficient percentage of outstanding voting securities present to vote on the proposals without the Federated Investment may otherwise prove difficult given that a high percentage of the Fund is held by sweep platforms, which can make securing proxy votes for underlying shareholders difficult.
Federated currently expects (but will not be obligated) to redeem its investment after the Record Date based on the level of other Fund shareholder redemptions (subject to a $10 million minimum Fund asset level), or as other business needs may dictate. Federated's management, however, for financial flexibility reasons, reserves the right to redeem the Federated investment in the Fund (other than on pro rata basis) at any time after the Record Date subject to Federated's fiduciary obligation to the Fund and its shareholders.

Federated is expected to “shadow vote” the shares acquired through the Federated Investment. Shadow voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the Fund's other shareholders. Federated will shadow vote its shares immediately prior to the Special Meeting based on the percentage of favorable and unfavorable votes cast at that time. If the required vote is not obtained, the Special Meeting may be adjourned until the required vote is achieved. If the Special Meeting can no longer be adjourned, Federated will take other actions deemed to be appropriate with respect to the Fund.
Share Ownership in the Fund
On the Record Date, the Fund had outstanding the following number of shares of beneficial interest, respectively, (the “Shares”), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:
Fund	Number of Outstanding Shares
Federated Institutional Tax-Free Cash Trust – Premier Shares Federated Institutional Tax-Free Cash Trust – Institutional Shares	[_______] [_______]
Officers and Trustees of the Fund own less than 1% of either class of the Fund's outstanding shares.
At the close of business on the Record Date, the following persons owned (or held on behalf of their customers as beneficial owners), to the knowledge of management, more than 5% of the outstanding shares of the Fund:
Name and Address of Shareholder	Percentage of Fund Owned
[_________________]	[_____%]
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
Federated Investment Management Company is organized in the state of Delaware and is a subsidiary of FII Holdings, Inc., which is organized in the state of Delaware.
Address of Investment Adviser, Distributor, Administrator and Underwriter
The principal offices of the Adviser (Federated Investment Management Company), the Distributor (Federated Securities Corp.) and the Fund's administrator, Federated Administrative Services, is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779. The principal office of State Street Bank and Trust Company, the Fund's custodian, transfer agent and dividend disbursing agent is P.O. Box 8600, Boston, Massachusetts 02266-8600.
Auditors
Ernst & Young LLP, an independent registered public accounting firm, serves as an independent accountant and auditor to the Fund. Ernst & Young LLP has no direct or indirect financial interest in the Trust, except for the fees it receives as an auditor and independent public accountant. No representative of Ernst & Young LLP is expected to be present at the Special Meeting.
Interests of Experts and Counsel
No expert or counsel named herein has a substantial interest in the Fund, the Adviser, Federated Securities Corp. (the Fund's distributor), Federated Administrative Services (the Fund's administrator), or any proposal contemplated by this Proxy Statement.
Shareholder Meetings and Shareholder Proposals
The Trust is not required, and does not intend to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust, Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.

Delivery of Documents to Shareholders Sharing an Address
In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements.
Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if: (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box; (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding”; and (iii) none of the shareholders in the household have notified the Fund or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400. If you are a shareholder residing at an address to which one copy of the Proxy was delivered, you may request an additional copy of the Proxy Statement, which the Fund will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling or writing the Fund at the phone number and address provided above.

DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN
THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Trustees,
John W. McGonigle
Secretary
June 6, 2016

MONEY MARKET OBLIGATIONS TRUST
Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 608919486
CUSIP 60934N666
Q453115 (6/16)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the Proxy Card below.

3) Sign and date the Proxy Card.

4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E11157-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

FEDERATED INSTITUTIONAL TAX-FREE CASH TRUST

The Board of Trustees recommends a vote FOR the following:

For Against Abstain

Proposal 1. To approve an amendment to the Fund’s fundamental “names rule” investment policy to require that, under normal circumstances, the Fund will invest its assets so that at least 80% of its net assets (plus the amount of any borrowings for investment purposes) are invested in securities the income of which will be exempt from federal regular income tax.

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

E11158-TBD

Federated Institutional Tax-Free Cash Trust

A portfolio of Money Market Obligations Trust

SPECIAL MEETING OF SHAREHOLDERS — July 26, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Institutional Tax-Free Cash Trust, a portfolio of Money Market Obligations Trust (the “Trust”), hereby revoking any proxy heretofore given, designate and appoint Edward C. Bartley, Erin Dugan, Maureen Ferguson, George F. Magera, Sheryl McCall and Kary Moore, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on July 26, 2016 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.